UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2016

Total System Services, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-10254	58-1493818
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One TSYS Way, Columbus, Georgia	31901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 649-2310

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously announced, on January 26, 2016, Total System Services, Inc. (“we,” “our” or “us”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Vista Equity Partners Fund V, L.P, a Delaware limited partnership, Vista Equity Partners Fund V-A, L.P., a Cayman Islands limited partnership, Vista Equity Partners Fund V-B, L.P., a Cayman Islands limited partnership, Vista Equity Partners Fund V Executive, L.P., a Delaware limited partnership, VEPF V FAF, L.P., a Delaware limited partnership, Vista Equity Associates, LLC, a Delaware limited liability company, and TransFirst Holdings Corp., a Delaware corporation (“TransFirst”), under which we have agreed to purchase all outstanding shares of capital stock of TransFirst (the “Acquisition”). This Current Report on Form 8-K is to file the financial information set forth in Item 9.01 so that, among other purposes, such financial information is incorporated by reference into our registration statements filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of TransFirst Holdings Corp. and Subsidiaries (“Successor”), including the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of operations and comprehensive (loss), changes in stockholders’ equity, and cash flows for the year ended December 31, 2015 and the period from November 12, 2014 to December 31, 2014, as well as the accompanying consolidated statements of operations and comprehensive income, changes in redeemable participating preferred stock, and stockholders’ deficit and cash flows of TransFirst Inc. and Subsidiaries (the “Predecessor”) for the period from January 1, 2014 to November 11, 2014 and for the year ended December 31, 2013, and the reports of independent registered public accounting firms related thereto, are filed as Exhibit 99.1. The consents of Deloitte & Touche LLP and Ernst & Young LLP related thereto are filed as Exhibits 23.1 and 23.2, respectively, to this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information, comprised of a pro forma condensed combined balance sheet as of December 31, 2015, and pro forma condensed combined statements of income for the year ended December 31, 2015, and the related notes, are filed as Exhibit 99.2 to this Current Report on Form 8-K.

Reconciliations of certain non-GAAP financial measures related to the pro forma combined calculation of net revenue and adjusted segment operating income for us and TransFirst are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of Ernst & Young LLP.

99.1

Audited consolidated financial statements of TransFirst Inc. and Subsidiaries for the year ended December 31, 2013 as well as the period from January 1, 2014 to November 11, 2014 (Predecessor), TransFirst Holdings Corp. and Subsidiaries as of December 31, 2014 and December 31, 2015 and for the period from November 12, 2014 to December 31, 2014, and for the year ended December 31, 2015 (Successor).

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of December 31, 2015 and for the year ended December 31, 2015.

99.3	Non-GAAP financial measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

Date: March 9, 2016	By:	/s/ Kathleen Moates
Kathleen Moates
Senior Deputy General Counsel

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